EXHIBIT 10.2
FORM OF COMMERCIAL MANAGEMENT AGREEMENT
between a vessel-owning subsidiary of the Copany and SCM

			ORIGINAL
1.	Date of Agreement		THE BALTIC AND INTERNATIONAL MARITIME COUNCIL (BIMCO) STANDARD SHIP MANAGEMENT AGREEMENT CODE NAME: "SHIPMAN 98" PART I
2.	Owners (name, place of registered office and law of registry) (Cl. 1).	3.	Managers (name, place of registered office and law of registry) (Cl. 1).
	Name		Name Scorpio Commercial Management sam
	Place of registered office Ajeltake Road, Ajeltake Island, Majuro, MH96960 Marshall Islands		Place of registered office 9 Blvd Charles III, MC98000 Monaco
	Law of Registry Marshall Islands		Law of Registry Principality of Monaco
4.	Day and year of commencement of Agreement (Cl. 2). December 1, 2009
5.	Crew Management (state "yes" or "no" as agreed) (Cl. 3. 1). NO	6.	Technical Management (state "yes" or "no" as agreed) (Cl. 3.2). NO
7.	Commercial Management (state "yes" or "no" as agreed) (Cl. 3.3). YES	8.	Insurance Arrangements (state "yes" or "no" as agreed) (Cl. 3.4). NO
9.	Accounting Services (state "yes" or "no" as agreed) (Cl. 3.5). YES	10.	Sale or purchase of the Vessel (state "yes" or "no" as agreed) (Cl. 3.6). NO
11.	Provisions (state "yes" or "no" as agreed) (Cl. 3.7). NO	12.	Bunkering (state "yes" or "no" as agreed) (Cl. 3.8). YES
13.	Chartering Services Period (only to be filled in if "yes" stated in Box 7) (Cl. 3.3(i)). YES, up to twelve (12) months	14.	Owners' insurance (state alternative (i), (ii) or (iii) of (Cl. 6.3)). Alternative 6.3(ii) to apply
15.	Annual Management Fee (state annual amount) (Cl. 8.1). See clause 8.1	16.	Severance costs (~~state maximum amount~~) (Cl. 8.4(ii)). N/A
17.	Day and year of termination of Agreement (Cl. 17). See Cl. 17	18.	Law and Arbitration (state alternative 19.1, 19.2 or 19.3; if 19.3 place of arbitration must be stated) (Cl. 19). 19.1
19.	Notices (state postal and cable address, telex and telefax number for serving notice and communication to the Owners) (Cl. 20). c/o Scorpio Ship Management sam 9 blvd. Charles III MC98000 Monaco Phone: +377 97985700 Fax: +977 92057045 email: management@scorpio.mc	20.
Notices (state postal and cable address, telex and telefax number for serving notice and communication to the Managers)(Cl. 20).
9 blvd. Charles III
MC98000 Monaco
Phone: +377 97985850
Fax:      +377 97985858
email:management@scorpiogroup.net

It is mutually agreed between the party stated in Box 2 and the party stated in Box 3 that this Agreement consisting of PART I and PART II as well as Annexes "A" (Details of Vessel), "B" (Details. of Crew), "C" (Budget) and "D" (Associated vessels) attached hereto, shall be performed subject to the conditions contented herein.  In the event of a conflict of conditions, the provisions of PART I and Annexes "A", "B", "C" and "D" shall prevail over those of PART II to the extent of such conflict but no further.

Signature(s) (Owners)	Signature(s) (Managers)

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO.  Any insertion or deletion to the form must be clearly visible.  In the event of any modification made to the pre-printed text of this document which is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expense as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

"SHIPMAN 98" STANDARD SHIP MANAGEMENT AGREEMENT

1. Definitions	1	~~insurance, discipline and other requirements;~~	63
In this Shipman 98 form (together with any Additional Clauses of	2	~~(iii) ensuring that all members of the Crew have passed a medical~~	64
even date herewith and any Schedules thereto (the		~~examination with a qualified doctor certifying that they are fit~~	65
"Agreement")) save where the context otherwise requires,		~~for the duties for which they are engaged and are in possession~~	66
the following words and expressions shall have the meanings	3	~~of valid medical certificates issued in accordance with~~	67
hereby assigned to them.	4	~~appropriate flag State requirements, in the absence of~~	68
		~~applicable flag State requirements the medical certificate shall~~	69
"Owners" means the party identified in Box 2.	5	~~be dated not more than three months prior to the respective~~	70
"Managers" means the party identified in Box 3.	6	~~Crew members leaving their country of domicile and~~	71
"Vessel" means the vessel or vessels details of which are set	7	~~maintained for the duration of their service on board the Vessel;~~	72
out in Annex "A" attached hereto.	8	~~(iv) ensuring that the Crew shall have a command of the English~~	73
“Crew” means the Master, officers and ratings of the numbers,	9	~~language of a sufficient standard to enable them to perform~~	74
rank and nationality specified in Annex "B" attached hereto.	10	~~their duties safely;~~	75
"Crew Support Costs" means all expenses of a general nature	11	~~(v) arranging transportation of the Crew, including repatriation:~~	76
which are not particularly referable to any Individual vessel for	12	~~(vi) training of the Crew and supervising their efficiency;~~	77
the time being managed by the Managers and which are incurred	13	~~(vii) conducting union negotiations;~~	78
by the Managers for the purpose of providing an efficient and	14	~~(viii) operating the Managers' drug and alcohol policy unless~~	79
economic management service and, without prejudice to the	15	~~otherwise agreed.~~	80
generality of the foregoing, shall include the cost of crew standby	16
pay, training schemes for officers and ratings, cadet training	17	~~3.2 Technical Management~~	81
schemes, sick pay, study pay, recruitment and interviews.	18	~~(only applicable if agreed according to Box 6)~~	82
"Severance Costs" means the costs which the employers are	19	~~The Managers shall provide technical management which~~	83
legally obliged to pay to or in respect of the Crew as a result of	20	~~Includes, but is not limited to, the following functions:~~	84
the early termination of any employment contract for service on	21	~~(i) provision of competent personnel to supervise the~~	85
the Vessel.	22	~~maintenance and general efficiency of the Vessel;~~	86
"Crew insurances" means insurances against crew risks which	23	~~(ii) arrangement and supervision of dry dockings, repairs,~~	87
shall Include but not be limited to death, sickness, repatriation,	24	~~alterations and the upkeep of the Vessel to the standards~~	88
injury, shipwreck unemployment indemnity and loss of personal	25	~~required by the Owners provided that the Managers shall~~	89
effects.	26	~~be entitled to incur the necessary expenditure to ensure~~	90
"Management Services" means the services specified in sub-	27	~~that the Vessel will comply with the law of the flag of the~~	91
clauses 3.1 to 3.8 as indicated affirmatively in Boxes 5 to 12	28	~~Vessel and of the places where she trades, and all~~	92
"ISM Code" means the International Management Code for the	29	~~requirements and recommendations of the classification~~	93
Safe Operation of Ships and for Pollution Prevention as adopted	30	~~Society;~~	94
by the International Maritime Organization (IMO) by resolution	31	~~(iii) arrangement of the supply of necessary stores, spares and~~	95
A.741(18) or any subsequent amendment thereto.	32	~~lubricating oil;~~	96
"STCW 95" moans the International Convention on Standards	33	~~(iv) appointment of surveyors and technical consultants as the~~	97
of Training, Certification and Watchkeeping for Seafarers, 1978,	34	~~Managers may consider from time to time to be necessary;~~	98
as amended in 1995 or any subsequent amendment thereto.	35	~~(v) development, implementation and maintenance of a Safely~~	99
		~~Management System (SMS) in accordance with the ISM~~	100
2. Appointment of Managers	36	~~Code (see sub-clauses 4.2 and 5.3)~~	101
With effect from the day and year stated in Box 4 and continuing	37
unless and until terminated as provided herein, the Owners	38	3.3 Commercial Management	102
hereby appoint the Managers and the Managers hereby agree	39	(only applicable if agreed according to Box 7)	103
to act as the Managers of the Vessel in accordance with the	40	The Managers shall provide the commercial operation of the	104
provisions and the recitals of this Agreement.		Vessel, as required by the Owners, which includes, but is not	105
		limited to, the following functions:	106
3. Basis of Agreement	41	(i) providing chartering services in accordance with the Owners'	107
Subject to the terms and conditions herein provided, during the	42	instructions which include, but are not limited to, seeking	108
period of this Agreement, the Managers shall carry out	43	and negotiating employment for the Vessel and the conclusion	109
Management Services in respect of the Vessel as agents for	44	(including the execution thereof) of charter parties or other	110
and on behalf of the Owners. The Managers shall have authority	45	contracts relating to the employment of the Vessel. If such a	111
to take such actions as they may from time to time in their absolute	46	contract exceeds the period stated in Box 13, consent thereto	112
discretion consider to be necessary to enable them to perform	47	in writing shall first be obtained from the Owners.	113
this Agreement In accordance with sound ship management	48	(ii) arranging of the proper payment to Owners or their nominees	114
practice.	49	of all hire and/or freight revenues or other moneys of	115
		whatsoever nature to which Owners may be entitled arising	116
~~3.1 Crew Management~~	50	out of the employment of or otherwise in connection with the	117
~~(only applicable if agreed according to Box 5)~~	51	Vessel.	118
~~The Managers shall provide suitably qualified Crew for the Vessel~~	52	(iii) providing voyage estimates and accounts and calculating of	119
~~as required by the Owners in accordance with the STCW 95~~	53	hire, freights, demurrage and/or despatch moneys due from	120
~~requirements, provision of which includes but is not limited to~~	54	or due to the charterers of the Vessel;	121
~~the following functions.~~	55	(iv) issuing of voyage instructions, Including but not limited to,	122
~~(i) selecting and engaging the Vessel's Crew, including payroll~~	56	authorizing the Master to release cargo;
~~arrangements, pension administration, and insurances for~~	57	(v) appointing agents;	123
~~the Crew other than those mentioned in Clause 6;~~	58	(vi) appointing stevedores;	124
~~(ii) ensuring that the applicable requirements of the law of the~~	59	(vii) arranging surveys associated with the commercial operation	125
~~flag of the Vessel are satisfied in respect of manning levels.~~	60	of the Vessel.	126
~~rank, qualification and certification of the Crew and~~	61
~~employment regulations including Crew's tax, social~~	62	~~3.4 Insurance Arrangements'~~	127
		~~(only applicable if agreed according to~~ Box 8)	128

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which Is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expenses as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

"SHIPMAN 98" STANDARD SHIP MANAGEMENT AGREEMENT

~~The Managers shall arrange insurances in accordance with~~	129	responsibilities imposed by the ISM Code when applicable	192
~~Clause 6, on such terms and conditions as the Owners shall~~	130
~~have instructed or agreed, in particular regarding conditions,~~	131
~~insured values, deductibles and franchises.~~	132	6. Insurance Policies	193
		The Owners shall procure, ~~whether by instructing the Managers~~	194
3.5 Accounting Services	133	~~under sub clause 3.4 or otherwise,~~ that throughout the period of	195
(only applicable if agreed according to Box 9)	134	this Agreement.	196
The Managers shall:	135	6.1 at the Owners' expense, the Vessel is insured for not less	197
(i) establish an accounting system which ~~meets the~~	136	than her sound market value or entered for her full gross tonnage.	198
~~requirements of the Owners and~~ will provide for regular	137	as the case may be for:	199
accounting		(i) usual hull and machinery marine risks (including crew	200
services, supply ~~regular~~ monthly reports and records,	138	negligence) and excess liabilities;	201
(ii) maintain the records of all costs and expenditure incurred	139	(ii) protection and indemnity risks (including pollution risks and	202
as well as data necessary or proper for the settlement of	140	Crew Insurances); and	203
accounts between the parties.	141	(iii) war risks (including protection and indemnity and crew risks)	204
		in accordance with the best practice of prudent owners of	205
~~3.6 Sale or Purchase of the Vessel~~	142	vessels of a similar type to the Vessel, with first class insurance	206
~~(only applicable if agreed according to Box 10)~~	143	companies, underwriters or associations ("the Owners'	207
~~The Managers shall, in accordance with the Owners' instructions,~~	144	Insurances");	208
~~supervise the sale or purchase of the Vessel, including the~~	145	6.2 all premiums and calls on the owners' insurances are paid	209
~~performance of any sale or purchase agreement, but not~~	146	promptly by their due date;	210
~~negation of the same.~~	147	6.3 the Owners' Insurances name the Managers and, subject	211
		to underwriters' agreement, any third party designated by the	212
~~3.7 Provisions (only applicable if agreed according to~~ Box 11~~)~~	148	Managers as a joint assured, with full cover, with the Owners	213
~~The Managers shall arrange for the supply of provisions.~~	149	obtaining cover in respect of each of the insurance specified in	214
		sub-clause 6.1;	215
3.8 Bunkering (only applicable if agreed according to Box 12)	150	~~(i) on terms whereby the Managers and any such third party~~	216
The Managers shall arrange for the provision of bunker fuel of the	151	~~are liable in respect of premiums or calls arising in connection~~	217
quality specified by the Owners as required for the Vessel's trade.	152	~~with the Owners' Insurances; or~~	218
		(ii) if reasonably obtainable, on terms such that neither the	219
4. Managers' Obligations	153	Managers nor any such third party shall be under any	220
4.1 The Managers undertake to use their best endeavours to	154	liability in respect of premiums or calls arising in connection	221
provide the agreed Management Services as agents for and on	155	with the Owners' insurances; or	222
behalf of the Owners in accordance with sound ship management	156	~~(iii) on such other terms as may be agreed in writing~~	223
practice and to protect and promote the interests of the Owners in	157	~~Indicate alternative (i), (ii) or (iii) in Box 14, if Box 14 is left~~	224
all matters relating to the provision of services hereunder.	158	~~blank then (i) applies.~~	225
Provided, however, that the Managers in the performance of their	159	6.4 written evidence is provided, to the reasonable satisfaction	226
management responsibilities under this Agreement shall be entitled	160	of the Managers, of their compliance with their obligations under	227
to have regard to their overall responsibility in relation to all vessels	161	Clause 6 within a reasonable time of the commencement of	228
as may from time to time be entrusted to their management and	162	the Agreement, and of each renewal date and, if specifically	229
in particular, but without prejudice to the generality of the foregoing,	163	requested, of each payment date of the Owners' Insurances.	230
the Managers shall be entitled to allocate available supplies,	164
manpower and services in such manner as in the prevailing	165	7. Income Collected and Expenses Paid on Behalf of Owners	231
circumstances the Managers in their absolute discretion consider	166	7.1 All moneys, if any, collected by the Managers under the terms of	232
to be fair and reasonable.	167	this Agreement (other than moneys payable by the Owners to	233
~~4.2 Where the Managers are providing Technical Management~~	168	the Managers) and any interest thereon shall be held to the	234
~~in accordance with sub clause 3.2, they shall procure that the~~	169	credit of the Owners in a separate bank account.	235
~~requirements of the law of the flag of the Vessel are satisfied and~~	170	7.2 All expenses, if any, incurred by the Managers under the terms	236
~~rhey shall in particular be deemed to be the "Company" as defined~~	171	of this Agreement on behalf of the Owners (including expenses	237
~~by the ISM Code, assuming the responsibility for the operation of~~	172	as provided in Clause 8) may be debited against the Owners	238
~~the Vessel and taking over the duties and responsibilities imposed~~	173	in the account referred to under sub-clause 7.1 but shall in any	239
~~by the ISM Code when applicable.~~	174	event remain payable by the Owners to the Managers on	240
		demand.	241
5. Owners' Obligations	175
5.1 The Owners shall pay all sums due to the Managers punctually	176	8. Management Fee	242
in accordance with the terms of this Agreement.	177	8.1 When the Vessel is trading in the Scorpio Panamax Tanker	243
~~5.2 Where the Managers are providing Technical Management~~	178	Pool, the Managers shall be remunerated in accordance with the
~~in accordance with sub clause 3.2, the Owners shall;~~	179	provisions of the governing pool agreement. Otherwise when
~~(i) procure that all officers and ratings supplied by them or on~~	180	the Vessel is not trading in the Pool, The Owners shall pay to the
~~their behalf comply with the requirements of STCW 95;~~	181	Managers for their services.
~~(ii) instruct such officers and ratings to obey all reasonable orders~~	182	as Managers under this Agreement.	244
~~of the Managers in connection with the operation of the~~	183	(i) ~~an annual~~ flat management
~~Managers' safety management system.~~	184	fee of US$250 per day pro rata ~~as stated in Box 15 which shall be~~	245
5.3 Where the Managers are not providing Technical Management	185	~~payable by equal~~
in accordance with sub-clause 3.2, the Owners shall procure that	186	monthly ~~instalments~~ in advance; and ~~the first installment being~~	246
the requirements of the law of the flag of the Vessel are satisfied	187	~~payable on the commencement of this Agreement (see Clause~~	247
and that they, or such other entity as may be appointed by them	188	~~2 and Box 4) and subsequent installments being payable every~~	248
and identified to the Managers, shall be deemed to be the	189	~~month~~.	249
"Company" as defined by the ISM Code assuming the responsibility	190	~~8.2 The management fee shall be subject to an annual review~~	250
for the operation of the Vessel end taking over the duties and	191	~~on the anniversary date of the Agreement and the proposed~~	251

This document is a computer generated SHIPMAN 98 form printed by authority of BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which Is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expenses as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

"SHIPMAN 98" STANDARD SHIP MANAGEMENT AGREEMENT

~~fee shall be presented in the annual budget referred to in sub-clause~~	252	Management Services.	317
9.1
(ii) for providing chartering services in accordance clause 3.3(i) a		10. Managers' Right To Sub-Contract	318
commission of 1.25% on all monies earned by the Owners on each		The managers shall not have the right to sub-contract any of	319
Vessel fixture.	253	their obligations hereunder, including those mentioned in sub-	320
		clause 3.1, without the prior written consent of the Owners which	321
8.3 The Managers shall, at no extra cost to the Owners, provide	254	shall not be unreasonably withheld. In the event of such a sub-	322
their own office accommodation. Office, staff, facilities and	255	contract the Managers shall remain fully liable for the due	323
stationery, Without limiting the generality of Clause 7 the Owners	256	performance of their obligations under this Agreement.	324
shall reimburse the Managers for postage and communication	257
expenses, travelling expenses, and other out of pocket	258	11. Responsibilites	325
expenses properly incurred by the Managers in pursuance of	259	11.1 Force Majeure – Neither the Owners nor the Managers	326
the Management Services.	260	shall be under any liability for any failure to perform any of their	327
8.4 In the event of the appointment of the Managers being	261	obligations hereunder by reason of any cause whatsoever of	328
terminated by the Owners or the Managers in accordance with	262	any nature or kind beyond their reasonable control.	329
the provisions of Clauses 17 and 18 other than by reason of	263	11.2 Liability to Owners - (i) Without prejudice to sub-clause	330
default by the Managers, or if the Vessel is lost, sold or otherwise	264	11.1, the Managers shall be under no liability whatsoever to the	331
disposed of, the "management fee" payable to the Managers	265	Owners for any loss, damage, delay or expense of whatsoever	332
according to the provisions of sub-clause 8.1 shall continue to	266	nature, whether direct or indirect, (including but not limited to	333
be payable for a further period of three calendar months as	267	loss of profit arising out of or in connection with detention of or	334
from the termination date~~. In addition, provided that the~~	268	delay to the Vessel) and howsoever arising in the course of	335
~~Managers provide Crew for the Vessel in accordance with sub-~~	269	performance of the Management Services UNLESS same Is	336
~~Clause 3.1~~;	270	proved to have resulted solely from the negligence, gross	337
~~(i) the Owners shall continue to pay Crew Support Costs during~~	271	negligence or wilful default of the Managers or their employees,	338
~~the said further period of three calendar months and~~	272	or agents or sub-contractors employed by them In connection	339
~~(ii) the Owners shall pay an equitable proportion of any~~	273	with the Vessel, In which case (save where loss, damage, delay	340
~~Severance Costs which may materialize, not exceeding~~	274	or expense has resulted from the Managers' personal act or	341
~~The amount stated in Box 16.~~	275	omission committed with the intent to cause same or recklessly	342
~~8.5 If the Owners decide to lay up the Vessel whilst this~~	276	and with knowledge that such loss, damage, delay or expense	343
~~Agreement remains in force and such lay up lasts for more~~	277	would probably result) the Managers' liability for each Incident	344
~~than three months, an appropriate reduction of the management~~	278	or series of incidents giving rise to a claim or claims shall never	345
~~fee for the period exceeding three months until one month~~	279	exceed a total of ten-five times the annual management fee payable	346
~~before the Vessel is again put into service shall be mutually~~	280	hereunder.	347
~~agreed between the parties.~~	281	(ii) Notwithstanding anything that may appear to the contrary in	348
~~8.6 Unless otherwise agreed in writing all discounts and~~	282	this Agreement, the Manager shall not be liable for any of the	349
~~commissions obtained by the Managers in the course of the~~	283	actions of the Crew, even if such actions are negligent, grossly	350
~~management of the Vessel shall be credited to the Owners.~~	284	negligent or wilful, except only to the extent that they are shown	351
		to have resulted from a failure by the Managers to discharge	352
9. Budgets and Management of Funds	285	their obligations under sub-clause 3.1, in which case their liability	353
~~9.1 The Managers shall present to the Owners annually a~~	286	shall be limited in accordance with the terms of this Clause 11.	354
~~budget for the following twelve months in such form as the~~	287	11.3 indemnity - Except to the extent and solely for the amount	355
~~Owners require. The budget for the first year hereof is set out~~	288	therein set out that the Managers would be liable under sub-	356
~~in Annex "C" hereto. Subsequent annual budgets shall be~~	289	clause 11.2, the Owners hereby undertake to keep the Managers	357
~~prepared by the Managers and submitted to the Owners not~~	290	and their employees, agents and sub-contractors indemnified	358
~~less than there months before the anniversary date of the~~	291	and to hold them harmless against all actions, proceedings,	359
~~commencement of this Agreement (see Clause 2 and Box 4),~~	292	claims, demands or liabilities whatsoever or howsoever arising	360
~~9.2 The Owners shall indicate to the Managers their acceptance~~	293	which may be brought against them or incurred or suffered by	361
~~and approval of the annual budget within one month of~~	294	them arising out of or in connection with the performance of the	362
~~presentation and in the absence of any such indication the~~	295	Agreement, and against and in respect of all costs, losses,	363
~~Managers shall be entitle to assume that the Owners have~~	296	damages and expenses (including legal costs and expenses on	364
~~accepted the proposed budget.~~	297	a full indemnity basis) which the Managers may suffer or incur	365
~~9.3 Following the agreement of the budget, the Managers shall~~	298	(either directly or indirectly) in the course of the performance of	366
~~prepare and present to the Onwers their estimate of the working~~	299	this Agreement.	367
~~capital requirement of the Vessel and the Managers shall each~~	300	11.4 "Himalaya" - It is hereby expressly agreed that no	368
~~month up date this estimate. Based thereon, the Managers shall~~	301	employee or agent of the Managers (including every sub-	369
~~each month request the Owners in writing for the funds required~~	302	contractor from time to time employed by the Managers) shall in	370
~~to run the Vessel for the ensuing month, including the payment~~	303	any circumstances whatsoever be under any liability whatsoever	371
~~of any occasional or extraordinary item of expenditure, such as~~	304	to the Owners for any loss, damage or delay of whatsoever kind	372
~~emergency repair costs, additional insurance premiums, bunkers~~	305	arising or resulting directly or indirectly from any act, neglect or	373
~~or provisions. Such funds shall be received by the Managers~~	306	default on his part while acting In the course of or in connection	374
~~within ten running days after the receipt by the Owners of the~~	307	with his employment and, without prejudice to the generality of	375
~~Managers' written request and shall be held to the credit of the~~	308	the foregoing provisions in this Clause 11, every exemption,	376
~~Owners in a separate bank account..~~	309	limitation, condition and liberty herein contained and every right,	377
~~9.4 The Managers shall produce a comparison between~~	310	exemption from liability, defense and Immunity of whatsoever	378
~~budgeted and actual income and expenditure of the Vessel in~~	311	nature applicable to the Managers or to which the Managers are	379
~~such form as required by the Owners monthly or at such other~~	312	entitled hereunder shall also be available and shall extend to	380
~~intervals as mutually agreed.~~	313	protect every such employee or agent of the Managers acting	381
9.5 Notwithstanding anything contained herein to the contrary,	314	as aforesaid and for the purpose of all the foregoing provisions	382
the Managers shall in no circumstances be required to use or	315	of this Clause 11 the Managers are or shall be deemed to be	383
commit their own funds to finance the provision of the	316

This document is a computer generated SHIPMAN 98 form printed by authority cf BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which Is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expenses as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

"SHIPMAN 98" STANDARD SHIP MANAGEMENT AGREEMENT

acting as agent or trustee on behalf of and for the benefit of all	384	years from the
persons who are or might be their servants or agents from time	385	date upon which such notice was given, Clause 18.6 will apply.	439
to time (Including sub-contractors as aforesaid) and all such	386
persons shall to this extent be or be deemed to be parties to this	387	18. Termination	440
Agreement.	388	18.1 Owners' default	441
		(i) The Managers shall be entitled to terminate the Agreement	442
~~12.Documentation~~	389	with Immediate effect by notice in writing if any moneys	443
~~Where the Managers are providing Technical Management in~~	390	payable by the Owners under this Agreement and/or the	444
~~accordance with sub-clause 3.2 and/or Crew Management in~~	391	owners of any associated vessel, details of which are listed	445
 ~~accordance with sub-clause 3.1, they shall make available,~~	392	in Annex "D" shall not have been received In the Managers'	446
~~upon Owners' request, all documentation and records related~~	393	nominated account within ten running days of receipt by	447
~~to the Safety Management System (SMS) and/or the Crew~~	394	the Owners of the Managers written request or if the Vessel	448
~~which the Owners need in order to demonstrate compliance~~	395	is repossessed by the Mortgagees.	449
 ~~with the ISM Code and STCW 95 or to defend a claim against~~	396	(ii) If the Owners:	450
~~a third party.~~	397	(a) fail to meet their obligations under sub-clauses 5.2	451
		and 5.3 of this Agreement for any reason within their	452
13. General Administration	398	control, of	453
13.1 The Managers shall handle and settle all claims arising	399	(b) proceed with the employment of or continue to employ	454
out of the Management Services hereunder and keep the Owners	400	the Vessel In the carriage of contraband, blockade	455
informed regarding any incident of which the Managers become	401	running, or in an unlawful trade, or on a voyage which	456
aware which gives or may give rise to claims or disputes involving	402	in the reasonable opinion of the Managers is unduly	457
third parties and Indlvitually are reasonably estimated to be In	403	hazardous or improper,	458
excess of US$15,000.		the Managers may give notice of the default to the Owners,	459
13.2 The Managers shall, as instructed by the Owners, bring	404	requiring them to remedy It as soon as practically possible.	460
or defend-actions, suits or proceedings in connection with matters	405	In the event that the Owners fail to remedy It within a	461
entrusted to the Managers according to this Agreement and subject	406	reasonable time to the satisfaction of the Managers, the	462
to the provisions of clause 13.1 hereto.		Managers shall be entitled to terminate the Agreement	463
13.3 The Managers shall also have power to obtain legal or	407	with Immediate effect by notice In writing,	464
technical or other outside expert advice in relation to the handling	408	18.2 Managers' Default	465
and settlement of claims and disputes or all other matters	409	(i) If the Managers fail to meet their obligations under Clauses 3	466
affecting the interests of the Owners In respect of the Vessel, save	410	and 4 of this Agreement for any reason within the control of the	467
Managers should obtain Owners approval prior to taking any		Managers, the Owners may give notice to the Managers of the	468
action If time permits.		default, requiring them to remedy It as soon as practically	469
13.4 The Owners shall arrange for the provision of any	411	possible. In the event that the Managers fail to remedy it within a	470
necessary guarantee bond or other security.	412	reasonable time to the satisfaction of the Owners, the Owners	471
13.5 Any costs reasonably incurred by the Managers in	413	shall be entitled to terminate the Agreement with immediate affect	472
carrying out their obligations according to Clause 13 shall be	414	by notice in writing.	473
reimbursed by the Owners.	415	(ii) if the Managers are convicted of, or admits guilt for, a crime,
		then the Owners shall be entitled to terminate the Agreement
14. Auditing	416	with Immediate effect by notice in writing.
The Managers shall at all times maintain and keep true and	417	18.3 Extraordinary Termination	474
correct accounts and shall make the same available for inspection	418	This Agreement shall be deemed to be terminated in the case of	475
and auditing by the Owners at such times as may he mutually	419	the sale of the Vessel or if the-Vessel becomes a total loss or is	476
agreed. On the termination, for whatever reasons, of this	420	declared as a constructive or compromised or arranged total	477
Agreement, the Managers shall release to the Owners, if so	421	loss or is requisitioned.	478
requested, the originals where possible, or otherwise certified	422	18.4 For the purpose of sub-clause 18.3 hereof	479
copies, of all such accounts and all documents specifically relating	423	(I) the date upon which the Vessel is to be treated as having	480
to the Vessel and her operation.	424	been sold or otherwise disposed of shall be the date on	481
		which the Owners cease to be registered as Owners of	482
~~15. Inspection of Vessel~~	425	the Vessel;	483
~~The Owners shall have the right at any time after giving~~	426	(ii) The Vessel shall not be deemed to be lost unless either	484
~~reasonable notice to the Managers to inspect the Vessel for any~~	427	she has become an actual total loss or agreement has	485
~~reason they consider necessary.~~	428	been reached with her underwriters in respect of her	486
		constructive, compromised or arranged total loss or if such	487
16. Compliance with Laws and Regulations	429	agreement with her underwriters is not reached it is	488
The Managers will not do or permit to be done anything which	430	adjudged by a competent tribunal that a constructive loss	489
might cause any breach or infringement of the laws and	431	of the Vessel has occurred.	490
regulations of the Vessel's flag, or of the places where she trades.	432	18.5 This Agreement shall terminate forthwith in the event of	491
		an order being made or resolution passed for the winding up	492
17. Duration of the Agreement	433	dissolution, liquidation or bankruptcy of either party (otherwise	493
This Agreement shall come into effect on the day and year stated	434	than for the purpose of reconstruction or amalgamation) or if a	494
in Box 4 and shall remain in force and effect (unless earlier	435	receiver is appointed, or if it suspends payment, ceases to carry	495
terminated in accordance with the terms of clause 18) for a		on business or makes any special arrangement or composition	496
minimum period of three (3) calendar years and thereafter shall		with its creditors,	497
continue indefinitely unless terminated in accordance with the		18.6 The termination of this Agreement egad be without	498
provision hereof, ~~continue until the date stated in Box 17~~		prejudice to all rights accrued due between the parties prior to	499
~~Thereafter it shall continue until terminated by~~ Upon the expiration	436	the date of termination.	500
of the first calendar year either party ~~giving~~ may give
to the other notice of termination in writing. In which event the	437	19. Law and Arbitration	501
Agreement shall		19.1 This Agreement shall be governed by and construed in	502
terminate upon the expiration of a period of two months (2) calendar	438

This document is a computer generated SHIPMAN 98 form printed by authority cf BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which Is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expenses as a result of discrepancies between the original BIMCO approved document and this computer generated document.

PART II

"SHIPMAN 98" STANDARD SHIP MANAGEMENT AGREEMENT

accordance with English law and any dispute arising out of or	503	~~by each of the parties hereto, and the third by the two so~~	541
in connection with this Agreement shall be referred to arbitration	504	~~chosen; their decision or that of any two of them shall be~~	542
in London in accordance with the Arbitration Act 1996 or	505	~~final, and for the purposes of enforcing any award~~	543
any statutory modification or re-enactment thereof save to	506	~~judgement may be entered on an award by any court of~~	544
the extent necessary to give effect to the provisions of this	507	~~competent jurisdiction. The proceedings shall be conducted~~	545
Clause.	508	~~in accordance with the rules of the Society of Maritime~~	546
The arbitration shall be conducted in accordance with the	509	~~Arbitrators, Inc.~~	547
London Maritime Arbitrators Association (LMAA) Terms	510	~~In cases where neither the claim nor any counterclaim~~	548
current at the time when the arbitration proceedings are	511	~~exceeds the sum of USD60,000 ( or such other sum as the~~	549
commenced.	512	~~parties may agree) the arbitration shall be conducted in~~	550
The reference shall be to three arbitrators. A party wishing	513	~~accordance with the Shortened Arbitration Procedure of the~~	551
to refer a dispute to arbitration shall appoint its arbitrator	514	~~Society of Maritime Arbitrators, Inc. current at the time when~~	552
and send notice of such appointment In writing to the other	515	~~the arbitration proceedings are commenced.~~	553
party requiring the other party to appoint its own arbitrator	516	~~19.3 This Agreement shall be governed by and construed~~	554
within 14 calendar days of that notice and stating that it will	517	~~in accordance with the laws of the place mutually agreed by~~	555
appoint its arbitrator as sole arbitrator unless the other party	518	~~the parties and any dispute arising out of or in connection~~	556
Appoints it own arbitrator and gives notice that it has done	519	~~with this Agreement shall be referred to arbitration at a~~	557
so within the 14 days specified. If the other party does not	520	~~mutually agreed place, subject to the procedures applicable~~	558
appoint Its own arbitrator and give notice that it has done so	521	~~there.~~	559
within the 14 days specified, the party referring a dispute to	522	~~19.4 If Box 18 in Part I is not appropriately filled in sub-~~	560
arbitration may, without the requirement of any further prior	523	~~clause 19.1 of this Clause shall apply~~.	561
notice to the other party, appoint its arbitrator as sole	524
arbitrator and shall advise the other party accordingly. The	525	~~Note: 19.1, 19.2 and 19.3 are alternatives; indicate~~	562
award of a sole arbitrator shall be binding on both parties	526	~~alternative agreed in Box 18~~.	563
as If he had been appointed by agreement.	527
Nothing herein shall prevent the parties agreeing in writing	528	20. Notices	564
to vary these provisions to provide for the appointment of a	529	20.1 Any notice to be given by either party to the other	565
sole arbitrator.	530	party shall be In writing and may be sent by fax, telex,	566
In cases where neither the claim nor any counterclaim	531	registered or recorded ma) or by personal service.	567
exceeds the sum of USD50,000 (or such other sum as the	532	20.2 The address of the Parties for service of such	568
parties may agree) the arbitration shall be conducted in	533	communication shall be as slated In Boxes 19 and 20,	569
accordance with the LMAA Small Claims Procedure current	534	respectively.	570
at the time when the arbitration proceedings are commenced.	535
~~19.2 This Agreement shall be governed by and construed~~	536	Any Additional Clauses attached hereto together with any
~~In accordance with title 9 of the United States Code and~~	537	subsequent addenda, schedules, appendleles or otherwise, shall
~~The Maritime Law of the United States and any dispute~~	538	be construed as an integral part of this Agreement and shall be
~~arising out of or in connection with this Agreement shall be~~	539	interpreted accordingly.
~~referred to three persons at New York, one to be appointed~~	540

This document is a computer generated SHIPMAN 98 form printed by authority cf BIMCO. Any insertion or deletion to the form must be clearly visible. In the event of any modification made to the pre-printed text of this document which Is not clearly visible, the text of the original BIMCO approved document shall apply.  BIMCO assumes no responsibility for any loss, damage or expenses as a result of discrepancies between the original BIMCO approved document and this computer generated document.